Exhibit 10.3

AMENDMENT NO. 3

TO SERIES 2006-1 SUPPLEMENT

This AMENDMENT NO. 3 TO SERIES 2006-1 SUPPLEMENT, dated as of May 8, 2008 (this “Amendment”) is between Centre Point Funding, LLC (f/k/a Budget Truck Funding, LLC) (“BTF”), Deutsche Bank Securities, Inc., (“DBSI”), Riverside Funding LLC (“Riverside Funding”), Deutsche Bank AG, New York Branch (“DBAG”), Sheffield Receivables Corporation (“Sheffield”), Barclays Bank PLC (“Barclays”) and The Bank of New York Trust Company, N.A., in its capacity as Trustee.

RECITALS:

WHEREAS, BTF and the Trustee entered into that certain Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to the Base Indenture, dated as of May 16, 2007, and as further amended by that certain Amendment No. 2 to the Base Indenture, dated as of February 15, 2008 (as the same may be further amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto and Budget Truck Rental, LLC as administrator, entered into that certain Series 2006-1 Supplement to the Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to Series 2006-1 Supplement, dated as of May 16, 2007, and as further amended by that certain Amendment No. 2 to Series 2006-1 Supplement, dated as of February 15, 2008 (the “Series Supplement”);

WHEREAS, the parties hereto wish to amend the Series Supplement as provided herein;

WHEREAS, pursuant to Section 10.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance the requirements of Section 12.1 of the Base Indenture, and pursuant thereto the Requisite Investors or each affected Noteholder, as required, have consented in writing to the amendments effected by this Amendment; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of BTF;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendments to Article I - Definitions.

(a) The definition of “Fee Letter” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means the letter dated as of May 8, 2008, from BTF addressed to Riverside Funding LLC, DBSI, Deutsche Bank AG, New York, Sheffield and Barclays, amending and restating the First Amended Fee Letter, and setting forth certain fees payable from time to time to the Purchaser Groups.

(b) The definition of “Maximum Purchaser Group Invested Amount” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Maximum Purchaser Group Invested Amount” means, with respect to any Purchaser Group, the excess of (a) the amount set forth opposite the name of the CP Conduit Purchaser included in such Purchaser Group on Schedule I, over (b) such Purchaser Group’s Pro Rata Share of any amounts withdrawn from the Series 2006-1 Principal Subaccount after May 8, 2008 and paid to such Purchaser Group pursuant to the terms of this Series Supplement.

        (c) The definition of “Series 2006-1 Commitment Termination Date” set forth in Article I of the Series Supplement is hereby amended by deleting the phrase “at least “A3” by Moody’s” contained in clause (b) and replacing in substitution thereof the phrase “at least “A2” by Moody’s”.

(d) The definition of “Series 2006-1 Required Enhancement Percentage” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Required Enhancement Percentage” means, as of any date of determination, the sum of (a) the product of (i) the 10’ GMC Savana Percentage as of such date times (ii) the Required 10’ GMC Savana Enhancement Percentage as of such date plus (b) the product of (i) the 16’ GMC Savana Percentage as of such date times (ii) the Required 16’ GMC Savana Enhancement Percentage as of such date plus (c) the product of (i) the 24’ GMC TC7500 Percentage as of such date times (ii) the Required 24’ GMC TC7500 Enhancement Percentage as of such date plus (d) the product of (i) the 16’ Ford E350 Percentage as of such date times (ii) the Required 16’ Ford E350 Enhancement Percentage as of such date plus (e) the product of (i) the 24’ Int’l 4200 Percentage as of such date times (ii) the Required 24’ Int’l 4200 Enhancement Percentage as of such date plus (f) the product of (i) the Ford E250 Extended Cargo Van Percentage as of such date times (ii) the Required Ford E250 Enhancement Percentage as of such date plus (g) the product of (i) the 16’ Ford LCF Percentage as of such date times (ii) the Required 16’ Ford LCF Enhancement Percentage as of such date plus (h) the product of (i) the 16’ Int’l CF500 Percentage as of such date times (ii) the Required 16’ Int’l CF500 Enhancement Percentage as of such date plus (i) the product of (i) the Ford F650 24’ with Liftgate Percentage as of such date times (ii) the Required Ford F650 24’ with Liftgate Enhancement Percentage as of such date.

(e) The definition of “Series 2006-1 Required Liquid Enhancement Percentage” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Required Liquid Enhancement Percentage” means, as of any date of determination, the sum of (a) the product of (i) the 10’ GMC Savana Percentage as of such date times (ii) the Required 10’ GMC Savana Liquid Enhancement Percentage as of such date plus (b) the product of (i) the 16’ GMC Savana Percentage as of such date times (ii) the Required 16’ GMC Savana Liquid Enhancement Percentage as of such date plus (c) the product of (i) the 24’ GMC TC7500 Percentage as of such date times (ii) the Required 24’ GMC TC7500 Liquid Enhancement Percentage as of such date plus (d) the product of (i) the 16’ Ford E350 Percentage as of such date times (ii) the Required 16’ Ford E350 Liquid Enhancement Percentage as of such date plus (e) the product of (i) the 24’ Int’l 4200 Percentage as of such date times (ii) the Required 24’ Int’l 4200 Liquid Enhancement Percentage as of such date plus (f) the product of (i) the Ford E250 Extended Cargo Van Percentage as of such date times (ii) the Required Ford E250 Extended Cargo Van Liquid Enhancement Percentage as of such date plus (g) the product of (i) the 16’ Ford LCF Percentage as of such date times (ii) the Required 16’ Ford LCF Liquid Enhancement Percentage as of such date plus (h) the product of (i) the 16’ Int’l CF500 Percentage as of such date times (ii) the Required 16’ Int’l CF500 Liquid Enhancement Percentage as of such date plus (i) the product of (i) the Ford F650 24’ with Liftgate Percentage as of such date times (ii) the Required Ford F650 24’ with Liftgate Liquid Enhancement Percentage as of such date.

(f) The definition of “Series 2006-1 Termination Date” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Termination Date” means the date that is May 8, 2011.

(g) The definition of “Series 2006-1 Excess Truck Percentage” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Excess Truck Percentage” means, as of any date of determination, the sum of (a) the excess of (i) the sum of (A) 16’ Ford LCF Percentage as of such date and (B) the 16’ Int’l CF500 Percentage as of such date over (ii) 20%, and (b) the excess of (i) the Ford F650 24’ with Liftgate Percentage as of such date over (ii) 15%.

(h) Article I of the Series Supplement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amended Fee Letter” means the letter dated as of May 16, 2007, from BTF addressed to Riverside Funding LLC, DBSI, Deutsche Bank AG, New York, Sheffield and Barclays, amending and restating the Original Fee Letter, and setting forth certain fees payable from time to time to the Purchaser Groups.

“Ford F650 24’ with Liftgate Percentage” means, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Net Book Value of all Eligible Trucks that are Ford F650 24’ with Liftgate Trucks as of such date and the denominator of which is the Net Book Value of all Eligible Trucks as of such date.

“Required Ford F650 24’ with Liftgate Enhancement Percentage” means, as of any date of determination, the sum of (1) the Required Ford F650 24’ with Liftgate Liquid Enhancement Percentage as of such date and (2) the Required Ford F650 24’ with Liftgate OC Enhancement Percentage as of such date.

“Required Ford F650 24’ with Liftgate Liquid Enhancement Percentage” means, as of any date of determination, the sum, for each Ford F650 24’ with Liftgate Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the Liquid Enhancement Percentage for such Ford F650 24’ with Liftgate

Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such Ford F650 24’ with Liftgate Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are Ford F650 24’ with Liftgate Trucks as of such date.

“Required Ford F650 24’ with Liftgate OC Enhancement Percentage” means, as of any date of determination, the sum, for each Ford F650 24’ with Liftgate Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the OC Enhancement Percentage for such Ford F650 24’ with Liftgate Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such Ford F650 24’ with Liftgate Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are Ford F650 24’ with Liftgate Trucks as of such date.

“Series 2006-1 Remaining Available Amount” means $87,741,557.30.

Section 2.2. Amendments to Article II – Purchase and Sale of Series 2006-1 Notes; Increases and Decreases of Series 2006-1 Invested Amount.

(a) Section 2.3(a) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

(a) Subject to Section 2.3(c), (i) on the Series 2006-1 Closing Date, each CP Conduit Purchaser (other than Sheffield) may agree, in its sole discretion, to purchase, and the APA Banks with respect to such CP Conduit Purchaser shall purchase, a Series 2006-1 Note in accordance with Section 2.1 and on the Series 2006-1 Amendment Date, Sheffield may agree, in its sole discretion, to purchase, and the APA Banks with respect to Sheffield shall purchase, a Series 2006-1 Note in accordance with Section 2.1; and (ii) on any Business Day during the Series 2006-1 Revolving Period, each CP Conduit Purchaser may agree, in its sole discretion, that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount equal to the Commitment Percentage with respect to such Purchaser Group of the Increase Amount and each APA Bank with respect to such CP Conduit Purchaser hereby agrees that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount equal to its APA Bank Percentage of the Commitment Percentage with respect to such Purchaser Group of the Increase Amount (an “Increase”), upon the request of BTF (each date upon which an Increase occurs hereunder being referred to as the “Increase Date” applicable to such Increase); provided, however, that, for the avoidance of doubt, notwithstanding anything to the contrary contained in this Series Supplement, the Base Indenture or any other Related Document, the aggregate amount of all Increases from and including May 8, 2008 through the end of the Series 2006-1 Revolving Period, may not exceed the Series 2006-1 Remaining Available Amount; provided, however, that BTF shall have given the Administrative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B hereto, of such request no later than 3:00 p.m. (New York City time) on the second Business Day prior to the Series 2006-1 Closing Date, the Series 2006-1 Amendment Date or such Increase Date, as the case may be. Such notice shall state (x) the Series 2006-1 Closing Date, the Series 2006-1 Amendment Date or the Increase Date, as the case may be, and (y) the initial aggregate principal amount of the Series 2006-1 Note (the “Series 2006-1 Initial Invested Amount”), the amount to be funded on the Series 2006-1 Amendment Date (the “Series 2006-1 Amendment Date Amount”) or the proposed amount of the Increase (an “Increase Amount”), as the case may be.

(b) Clause (v) of Section 2.3(c) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

(v) in the case of an Increase, (x) the Increase Amount shall not be greater than the Series 2006-1 Permitted Increase Amount as of such date and (y) the sum of such Increase Amount and the amount of all other Increases effected on and after May 8, 2008 shall not exceed the Series 2006-1 Remaining Available Amount; and

Section 2.3 Amendments to Article III – Series 2006-1 Allocations.

(a) The second sentence of Section 3.2(b) of the Series Supplement is hereby amended by deleting the phrase “On any Business Day prior to the occurrence of the Series 2006-1 Commitment Termination Date or an Amortization Event with respect to the Series 2006-1 Notes,” in the first clause thereof and replacing such phrase with the phrase “On any Business Day prior to May 8, 2008,”.

(b) The last sentence of Section 3.2(b) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary herein, no funds on deposit in the Series 2006-1 Principal Subaccount shall be paid or distributed to BTF until the Series 2006-1 Notes have been paid in full.

(c) Section 3.5(e) of the Series Supplement is hereby amended by adding the following sentence at the end of such Section: “For the avoidance of doubt, notwithstanding anything to the contrary contained herein, no principal amount repaid to a Purchaser Group hereunder may be reborrowed under Section 2.3 or otherwise.”

Section 2.4. Amendments to Schedule I – CP Conduit Purchasers. Schedule I to the Series Supplement is hereby amended and restated in its entirety by the replacement thereof with the Schedule I attached as Annex A hereto.

Section 2.5 Amendments to Schedule II – Enhancement Percentages. Schedule II to the Series Supplement is hereby amended and restated in its entirety by the replacement thereof with the Schedule II attached as Annex B hereto.

ARTICLE III.

Miscellaneous

Section 3.1. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.2. Condition to Effectiveness. This Amendment shall become effective as of the date hereof only upon receipt by the Administrative Agent of written confirmation from Moody’s that the Series 2006-1 Notes are publicly rated at least “A2” by Moody’s after giving effect to the amendments contemplated by this Amendment.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5. Governing Law. This Amendment shall be construed in accordance with the Laws of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Section 3.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
Name:	David B. Wyshner
Title:	Executive Vice President Chief Financial Officer and Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ Sally R. Tokich
Name:	Sally R. Tokich
Title:	Assistant Vice President

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:	/s/ Eric Shea
Name:	Eric Shea
Title:	Managing Director

By:	/s/ Sergey Moiseyenko
Name:	Sergey Moiseyenko
Title:	Vice President

RIVERSIDE FUNDING LLC, as a CP Conduit Purchaser

By:	/s/ Jill A Gordon
Name:	Jill A. Gordon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as an APA Bank

By:	/s/ Eric Shea
Name:	Eric Shea
Title:	Managing Director

By:	/s/ Sergey Moiseyenko
Name:	Sergey Moiseyenko
Title:	Vice President

DEUTSCHE BANK SECURITIES, INC., as a Funding Agent

By:	/s/ Eric Shea
Name:	Eric Shea
Title:	Managing Director

By:	/s/ Sergey Moiseyenko
Name:	Sergey Moiseyenko
Title:	Vice President

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By:	/s/ Fouad S. Onbargi
Name:	Fouad S. Onbargi
Title:	Director

BARCLAYS BANK PLC, as an APA Bank

By:	/s/ Pierre Duleyrie
Name:	Pierre Duleyrie
Title:	Director

BARCLAYS BANK PLC, as a Funding Agent

By:	/s/ Pierre Duleyrie
Name:	Pierre Duleyrie
Title:	Director

Annex A

SCHEDULE I TO SERIES 2006-1 SUPPLEMENT

CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount
Riverside Funding LLC	Deutsche Bank, AG, New York Branch	Deutsche Bank Securities, Inc.	100%	$187,500,000

Sheffield Receivables Corporation	Barclays Bank PLC	Barclays Bank PLC	100%	$187,500,000